UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2008
BFC FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 940-4900
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On December 17, 2008, BFC Financial Corporation (the “Company”) filed Articles of Amendment to its Amended and Restated Articles of Incorporation (the “Amendment”) with the Florida Department of State to amend certain of the previously designated relative rights, preferences and limitations of the Company’s 5% Cumulative Convertible Preferred Stock (the “Preferred Stock”). The Amendment eliminates the right of the holders of the Preferred Stock to convert their shares of Preferred Stock into shares of the Company’s Class A Common Stock. The Amendment also requires the Company to redeem shares of the Preferred Stock with the net proceeds it receives in the event (i) the Company sells any of its shares of Series B Convertible Preferred Stock (the “Benihana Preferred Stock”) of Benihana, Inc. (“Benihana”), (ii) the Company sells any shares of Benihana’s common stock received upon conversion of the Benihana Preferred Stock or (iii) Benihana redeems any shares of the Benihana Preferred Stock owned by the Company. Additionally, in the event the Company defaults on its obligation to make dividend payments on the Preferred Stock, the Amendment entitles the holders of the Preferred Stock, in place of the Company, to receive directly from Benihana certain payments on the shares of Benihana Preferred Stock owned by the Company or on the shares of Benihana’s common stock received by the Company upon conversion of the Benihana Preferred Stock.
     The foregoing description of the Amendment is qualified in its entirety by reference to the sections of the Company’s Amended and Restated Articles of Incorporation relating to the Preferred Stock, as amended by the Amendment. A copy of those sections (which has been marked to show the effects of the Amendment) is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
3.1	Sections A through I of Article IV of the Company’s Amended and Restated Articles of Incorporation, which has been marked to show the effects of the Amendment

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC FINANCIAL CORPORATION
Date: December 18, 2008
	By:	/s/ Alan B. Levan
Alan B. Levan,
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Sections A through I of Article IV of the Company’s Amended and Restated Articles of Incorporation, which has been marked to show the effects of the Amendment

4